EXHIBIT 10.2

NOTICE OF GRANT OF STOCK OPTIONS	AFLAC INCORPORATED
AND STOCK OPTION AGREEMENT	ID: 58-1167100
Worldwide Headquarters
NON-EMPLOYEE DIRECTOR	1932 Wynnton Road
Columbus, Georgia 31999

<FirstName> <MiddleName> <LastName>	Option Number:	<Number>
<Address>	Plan:	2004 Long-Term Incentive Plan
<Address2>	ID:	<ID>
<Address3>

Effective <LongOptionDate>, you have been granted a Non-qualifying stock option (NQ) to buy <SharesGranted> shares of AFLAC INCORPORATED (the Company) stock at <OptionPrice> per share. The total option price of the shares granted is <totaloptionprice>.

Shares in each period will become fully vested on the date shown below if you continue your active membership on the AFLAC Incorporated Board of Directors.

Shares	Vest Type	Full Vest

<sharesperiod1>	<vesttypeperiod1>	<vestdateperiod1>
<sharesperiod2>	<vesttypeperiod2>	<vestdateperiod2>
<sharesperiod3>	<vesttypeperiod3>	<vestdateperiod3>
<sharesperiod4>	<vesttypeperiod4>	<vestdateperiod4>

Summary of Option Terms:

Duration of Option - Ten years from the effective date of the option (Option Term), or until one of the following conditions exist.

Upon the cessation of your membership on the Board of Directors for any reason other than retirement, this Option to the extent not then exercisable (unvested), shall expire, and to the extent then exercisable (vested), shall remain exercisable until the expiration of the Option Term as provided above.

Upon the cessation of your membership on the Board of Directors due to your attainment of the normal retirement age for a member of the Board of Directors, (and after the completion of five (5) years of service on the Board of Directors) this Option shall become one hundred percent (100%) vested and shall remain exercisable until the expiration of the Option Term as provided above.

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's 2004 Long-Term Incentive Plan and the Stock Option Agreement relating to these options, which are attached to and made a part of this document.

_______________________________________	__________________________________
By Daniel P. Amos	Date
AFLAC INCORPORATED

_______________________________________	__________________________________
<FirstName> <MiddleName> <LastName>	Date